UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2016

CENTERPOINT ENERGY, INC.

(Exact name of registrant as specified in its charter)

Texas	1-31447	74-0694415
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 Louisiana Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 207-1111

CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC

(Exact name of registrant as specified in its charter)

Texas	1-3187	22-3865106
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 Louisiana Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)

Registrants’ telephone number, including area code: (713) 207-1111

CENTERPOINT ENERGY RESOURCES CORP.

(Exact name of registrant as specified in its charter)

Delaware	1-13265	76-0511406
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 Louisiana Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 207-1111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Item 1.02	Termination of a Material Definitive Agreement.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On March 3, 2016, CenterPoint Energy, Inc. (the “Company”) and its wholly owned subsidiaries, CenterPoint Energy Houston Electric, LLC (“CenterPoint Houston”) and CenterPoint Energy Resources Corp. (“CERC”), replaced their existing revolving credit facilities with three revolving credit facilities totaling $2.5 billion.

CenterPoint Energy, Inc. Credit Facility. The Company replaced its existing $1.2 billion unsecured revolving credit facility with a new $1.6 billion five-year senior unsecured revolving credit facility. Borrowings under the facility bear interest, at the Company’s option, at a rate equal to either (i) the London Interbank Offered Rate (“LIBOR”) plus a specified margin (which is currently 125 basis points based on the Company’s current credit ratings) or (ii) the Alternate Base Rate (as defined in the credit facility) plus a specified margin (which is currently 25 basis points based on the Company’s current credit ratings). The facility contains certain covenants, including a covenant that requires the Company not to exceed a specified ratio of debt (excluding, among other things, transition and system restoration bonds) to consolidated capitalization (excluding, among other things, non-cash reductions to net income). The credit facility provides a temporary increase of the permitted ratio under this covenant if CenterPoint Houston experiences damage from a natural disaster in its service territory and we certify to the administrative agent that the system restoration costs incurred by us and our subsidiaries in connection with that natural disaster are reasonably likely to exceed $100 million in a consecutive twelve-month period, all or part of which we or one of our subsidiaries intend to seek to recover through securitization financing. Such temporary increase in the financial ratio covenant would be in effect from the date the Company delivers its certification until the earliest to occur of (i) the completion of the securitization financing, (ii) the first anniversary of such certification or (iii) the revocation of such certification.

CenterPoint Energy Houston Electric, LLC Credit Facility. CenterPoint Houston replaced its existing $300 million unsecured revolving credit facility with a new $300 million five-year senior unsecured revolving credit facility. Borrowings under the facility bear interest, at CenterPoint Houston’s option, at a rate equal to either (i) LIBOR plus a specified margin (which is currently 112.5 basis points based on CenterPoint Houston’s current credit ratings) or (ii) the Alternate Base Rate (as defined in the credit facility) plus a specified margin (which is currently 12.5 basis points based on CenterPoint Houston’s current credit ratings). The facility contains certain covenants, including a covenant that requires CenterPoint Houston not to exceed a specified ratio of consolidated debt (excluding, among other things, transition and system restoration bonds) to consolidated capitalization (excluding, among other things, non-cash reductions to net income). The credit facility provides a temporary increase of the permitted ratio under this covenant if CenterPoint Houston experiences damage from a natural disaster in its service territory and CenterPoint Houston certifies to the administrative agent that the system restoration costs incurred by CenterPoint Houston and its subsidiaries in connection with that natural disaster are reasonably likely to exceed $100 million in a consecutive twelve-month period, all or part of which CenterPoint Houston or one of its subsidiaries intend to seek to recover through securitization financing. Such temporary increase in the financial ratio covenant would be in effect from the date CenterPoint Houston delivers its certification until the earliest to occur of (i) the completion of the securitization financing, (ii) the first anniversary of such certification or (iii) the revocation of such certification.

CenterPoint Energy Resources Corp. Credit Facility. CERC replaced its existing $600 million senior unsecured revolving credit facility with a new $600 million five-year senior unsecured revolving credit facility. Borrowings under the facility bear interest, at CERC’s option, at a rate equal to either (i) LIBOR plus a specified margin (which is currently 125 basis points based on CERC’s current credit ratings) or (ii) the Alternate Base Rate (as defined in the credit facility), plus a specified margin (which is currently 25 basis points based on CERC’s current credit ratings). The facility contains certain covenants, including a covenant that that requires CERC not to exceed a specified ratio of consolidated debt to consolidated capitalization (excluding, among other things, non-cash reductions to net income).

General. Borrowings under each of the committed facilities are subject to customary terms and conditions. However, there is no requirement that the Company, CenterPoint Houston or CERC make representations prior to borrowings as to the absence of material adverse changes or litigation that could be expected to have a material adverse effect. Borrowings under each of the credit facilities are subject to acceleration upon the occurrence of events of default that the Company, CenterPoint Houston and CERC consider customary. The facilities also provide for customary fees, including commitment fees, administrative agent fees, fees in respect of letters of credit and other fees. Under each credit facility, the applicable margins over LIBOR and the Alternate Base Rate and the commitment fee fluctuate based on the applicable borrower’s credit rating at the time of borrowing.

The global coordinators for the three facilities are J.P. Morgan Securities LLC, Mizuho Bank, Ltd. and Wells Fargo Securities, LLC who, together with Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., The Bank of Tokyo-Mitsubishi UFJ, Ltd. and The Royal Bank of Canada, also served as joint lead arrangers and joint bookrunners for the facilities. JPMorgan Chase Bank, N.A. serves as the administrative agent for the Company’s facility, Mizuho Bank, Ltd. serves as the administrative agent for CenterPoint Houston’s facility, and Wells Fargo Bank, National Association serves as the administrative agent for CERC’s facility.

The credit agreements described above are filed as Exhibits 4.1, 4.2 and 4.3 to this report and are incorporated by reference herein. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the credit agreements.

Item 9.01	Financial Statements and Exhibits.

The exhibits listed below are filed herewith. The agreements included as exhibits are included only to provide information to investors regarding their terms. The agreements listed below may contain representations, warranties and other provisions that were made, among other things, to provide the parties thereto with specified rights and obligations and to allocate risk among them, and such agreements should not be relied upon as constituting or providing any factual disclosures about us, any other persons, any state of affairs or other matters.

(d)	Exhibits.

4.1	$1,600,000,000 Amended and Restated Credit Agreement dated as of March 3, 2016 among CenterPoint Energy, Inc., as Borrower, Mizuho Bank, Ltd. and Wells Fargo Bank, National Association, as Co-Syndication Agents, Bank of America, N.A., Citibank, N.A., The Bank of Tokyo-Mitsubishi UFJ, Ltd. and The Royal Bank of Canada, as Co-Documentation Agents, JPMorgan Chase Bank, N.A., as Administrative Agent, J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Mizuho Bank, Ltd., Wells Fargo Securities, LLC, Citigroup Global Markets Inc., The Bank of Tokyo-Mitsubishi UFJ, Ltd. and The Royal Bank of Canada, as Joint Lead Arrangers and Joint Bookrunners, and the banks named therein.

4.2	$300,000,000 Credit Agreement dated as of March 3, 2016 among CenterPoint Energy Houston Electric, LLC, as Borrower, JPMorgan Chase Bank, N.A. and Wells Fargo Bank, National Association, as Co-Syndication Agents, Bank of America, N.A., Citibank, N.A., The Bank of Tokyo-Mitsubishi UFJ, Ltd. and The Royal Bank of Canada, as Co-Documentation Agents, Mizuho Bank, Ltd., as Administrative Agent, J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Mizuho Bank, Ltd., Wells Fargo Securities, LLC, Citigroup Global Markets Inc., The Bank of Tokyo-Mitsubishi UFJ, Ltd. and The Royal Bank of Canada, as Joint Lead Arrangers and Joint Bookrunners, and the banks named therein.

4.3	$600,000,000 Credit Agreement dated as of March 3, 2016 among CenterPoint Energy Resources Corp., as Borrower, JPMorgan Chase Bank, N.A. and Mizuho Bank, Ltd., as Co-Syndication Agents, Bank of America, N.A., Citibank, N.A., The Bank of Tokyo-Mitsubishi UFJ, Ltd. and The Royal Bank of Canada, as Co-Documentation Agents, Wells Fargo Bank, National Association, as Administrative Agent, J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Mizuho Bank, Ltd., Wells Fargo Securities, LLC, Citigroup Global Markets Inc., The Bank of Tokyo-Mitsubishi UFJ, Ltd. and The Royal Bank of Canada, as Joint Lead Arrangers and Joint Bookrunners, and the banks named therein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY, INC.

Date: March 7, 2016	By:	/s/ Kristie L. Colvin
Kristie L. Colvin
Senior Vice President and
Chief Accounting Officer

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC

Date: March 7, 2016	By:	/s/ Kristie L. Colvin
Kristie L. Colvin
Senior Vice President and
Chief Accounting Officer

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY RESOURCES CORP.

Date: March 7, 2016	By:	/s/ Kristie L. Colvin
Kristie L. Colvin
Senior Vice President and
Chief Accounting Officer

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

4.1	$1,600,000,000 Amended and Restated Credit Agreement dated as of March 3, 2016, among CenterPoint Energy, Inc., as Borrower, Mizuho Bank, Ltd. and Wells Fargo Bank, National Association, as Co-Syndication Agents, Bank of America, N.A., Citibank, N.A., The Bank of Tokyo-Mitsubishi UFJ, Ltd. and The Royal Bank of Canada, as Co-Documentation Agents, JPMorgan Chase Bank, N.A., as Administrative Agent, J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Mizuho Bank, Ltd., Wells Fargo Securities, LLC, Citigroup Global Markets Inc., The Bank of Tokyo-Mitsubishi UFJ, Ltd. and The Royal Bank of Canada, as Joint Lead Arrangers and Joint Bookrunners, and the banks named therein.

4.2	$300,000,000 Credit Agreement dated as of March 3, 2016, among CenterPoint Energy Houston Electric, LLC, as Borrower, JPMorgan Chase Bank, N.A. and Wells Fargo Bank, National Association, as Co-Syndication Agents, Bank of America, N.A., Citibank, N.A., The Bank of Tokyo-Mitsubishi UFJ, Ltd. and The Royal Bank of Canada, as Co-Documentation Agents, Mizuho Bank, Ltd., as Administrative Agent, J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Mizuho Bank, Ltd., Wells Fargo Securities, LLC, Citigroup Global Markets Inc., The Bank of Tokyo-Mitsubishi UFJ, Ltd. and The Royal Bank of Canada, as Joint Lead Arrangers and Joint Bookrunners, and the banks named therein.

4.3	$600,000,000 Credit Agreement dated as of March 3, 2016, among CenterPoint Energy Resources Corp., as Borrower, JPMorgan Chase Bank, N.A. and Mizuho Bank, Ltd., as Co-Syndication Agents, Bank of America, N.A., Citibank, N.A., The Bank of Tokyo-Mitsubishi UFJ, Ltd. and The Royal Bank of Canada, as Co-Documentation Agents, Wells Fargo Bank, National Association, as Administrative Agent, J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Mizuho Bank Ltd., Wells Fargo Securities, LLC, Citigroup Global Markets Inc., The Bank of Tokyo-Mitsubishi UFJ, Ltd. and The Royal Bank of Canada, as Joint Lead Arrangers and Joint Bookrunners, and the banks named therein.